[LOGO]
                               [GRAPHIC OMITTED]

                            25 GREEN MOUNTAIN DRIVE
                                 P.O. BOX 850
                        SOUTH BURLINGTON, VERMONT 05402

                                                                 April 15, 1998

To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Green Mountain Power Corporation, which will be held at the headquarters building, 25 Green Mountain Drive, South Burlington, Vermont, on Thursday, May 21, 1998, at 10:00 a.m., EDST. The accompanying Notice of Meeting and Proxy Statement describe the matters to be acted on at the Meeting.

     For your convenience, a map showing the location of the corporate headquarters is printed on the reverse side of this letter.

     Regardless of the number of shares you own, it is important that your shares be represented at the Meeting. We hope that you will be able to attend personally and urge you to do so if it is at all possible. In any event, we ask that you sign and complete the enclosed proxy and return it to us promptly. If you are able to attend the Meeting, you may revoke the proxy at that time and vote your shares personally. If for any reason you are not able to attend the Meeting, your signed proxy will assure proper representation of your ownership interests in Green Mountain Power Corporation.

     We urge you to read the accompanying materials carefully before voting on the matters to be considered at the Meeting.

     Commencing at 9:00 a.m., prior to the Meeting, refreshments will be served. You are encouraged to arrive in sufficient time to complete registration before the Meeting convenes at 10:00 a.m.

     To help us to plan for the Meeting, we would appreciate your completing the enclosed reply card and returning it to us.

     Thank you for your continued interest in Green Mountain Power Corporation.



                                          Sincerely,



                                          CHRISTOPHER L. DUTTON
                                          President and
                                          Chief Executive Officer

                                      [GRAPHIC OMITTED]
                                             MAP

                                     [LOGO]
                               [GRAPHIC OMITTED]

                            25 GREEN MOUNTAIN DRIVE
                                 P.O. BOX 850
                        SOUTH BURLINGTON, VERMONT 05402


                               NOTICE OF MEETING


To the Shareholders of
Green Mountain Power Corporation:

     Notice is hereby given that the Annual Meeting of Shareholders of Green Mountain Power Corporation will be held at the headquarters building, 25 Green Mountain Drive, South Burlington, Vermont, on Thursday, May 21, 1998, at 10:00 o'clock in the forenoon (Eastern Daylight Savings Time), for the following purposes:

Item1. To elect four Class III Directors to serve until the Annual Meeting of Shareholders in 2001; and

Item2. To vote on such other matters as may properly come before the Meeting and any and all adjournments thereof;

all as set forth in the Proxy Statement accompanying this notice.

     Only holders of record of Common Stock as shown on the stock transfer books of Green Mountain Power Corporation at the close of business on March 27, 1998 will be entitled to vote at the Meeting or any adjournments thereof.

                                   By Order of the Board of Directors,
                                              DONNA S. LAFFAN
                                                 Secretary


Date: April 15, 1998

--------------------------------------------------------------------------------
                                   IMPORTANT

IF YOU CANNOT BE PRESENT AND DESIRE TO HAVE YOUR STOCK VOTED AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                       GREEN MOUNTAIN POWER CORPORATION
                            25 GREEN MOUNTAIN DRIVE
                                 P.O. BOX 850
                        SOUTH BURLINGTON, VERMONT 05402

                              ------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 21, 1998

                              ------------------

                                                                  APRIL 15, 1998

                            PROXY AND SOLICITATION

     The accompanying proxy is solicited on behalf of the Board of Directors of Green Mountain Power Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 21, 1998, and at any and all adjournments thereof. This proxy statement and the accompanying form of proxy are being sent to the shareholders on or about April 15, 1998.

     The cost of soliciting proxies by the Board of Directors will be borne by the Company, including the charges and expenses of brokers and others for sending proxy material to beneficial owners of Common Stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone, by telecopy or by telegraph by certain of the Company's employees without compensation therefor. The Company has retained Morrow & Co. to assist in the solicitation of proxies at an estimated cost of $5,000, plus reimbursement of reasonable out-of-pocket expenses.

     Shareholders who execute proxies retain the right to revoke them by notifying the Corporate Secretary by mail at the above address or in person at the Annual Meeting before they are voted. A proxy in the accompanying form when it is returned properly executed will be voted at the Annual Meeting in accordance with the instructions given, and if no instructions are given, the proxy will be voted in accordance with the recommendation of the Board of Directors.

                      STOCK OUTSTANDING AND VOTING RIGHTS

     On March 27, 1998, the record date for the Annual Meeting, the Company had 5,191,415 outstanding shares of Common Stock (excluding 15,856 of such shares held by the Company as Treasury Stock), which is the only class of stock entitled to vote at the Annual Meeting. Each holder of record of Common Stock on the record date is entitled to one vote for each share of Common Stock so held.

     The affirmative vote by the holders of a majority of the shares represented at the Annual Meeting is required for the election of Class III Directors (Item 1 herein).

     Abstentions and broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on particular matters) will not be counted as votes in favor of or opposed to Item 1.

     The shares of Common Stock represented by each properly executed proxy received by the Board of Directors will be voted at the Annual Meeting in accordance with the instructions specified therein. If no instructions are specified, such shares of Common Stock will be voted FOR the election of nominees for Class III Directors (Item 1 herein). The Board of Directors knows of no other business to come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, or any adjournment thereof, the persons voting the proxies will vote them in accordance with their best judgment. Any proxy may be revoked by notifying the Secretary of the Company in writing at any time prior to the voting of the proxy.

                  SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth, as of March 27, 1998, information relating to the ownership of the Company's Common Stock by each Director, by each of the Executive Officers named in the Summary Compensation Table and by all Directors and Executive Officers as a group.


                                                              COMMON STOCK
                                                          BENEFICIALLY OWNED(1)
                                                         ----------------------
         Nordahl L. Brue ...............................          3,003 (2)
         William H. Bruett .............................          2,100
         Merrill O. Burns ..............................          2,007
         Lorraine E. Chickering ........................            412
         John V. Cleary ................................          2,723
         Christopher L. Dutton .........................          2,614 (3)
         Richard I. Fricke .............................          4,000 (4)
         Euclid A. Irving ..............................            731
         Martin L. Johnson .............................          1,306
         Ruth W. Page ..................................          1,242 (5)
         Thomas P. Salmon ..............................          1,341
         Richard B. Hieber .............................            940
         Stephen C. Terry ..............................          2,569 (6)
         Edwin M. Norse ................................          2,111
         Jonathan H. Winer .............................          1,504 (7)
         All Directors and Executive Officers as a group
          (23 persons) .................................         35,797


----------
(1) Each listed individual exercises sole voting and investment power over all of the shares of Common Stock beneficially owned, except as noted herein below. As of March 27, 1998, no Director, nominee or listed Executive Officer owned beneficially as much as 1% of the Company's outstanding Common Stock.

(2) Mr. Brue owns 2,827 of these shares directly. The remaining 176 shares are owned by Mr. Brue's children for whom Mr. Brue serves as custodian; Mr. Brue disclaims any other beneficial interest in the 176 shares owned by his children.

(3) Mr. Dutton owns 2,529 of these shares directly. The remaining 85 are owned by Mr. Dutton's children for whom Mr. Dutton's wife serves as custodian; Mr. Dutton disclaims any other beneficial interest in the 85 shares owned by his children.

(4) Mr. Fricke owns 3,500 of these shares directly. His wife owns the remaining 500 of these shares; Mr. Fricke disclaims any other beneficial interest in the 500 shares owned by his wife.

(5) Mrs. Page owns 1,042 of these shares directly. Her husband owns the remaining 200 of these shares; Mrs. Page disclaims any other beneficial interest in the 200 shares owned by her husband.

(6) Mr. Terry owns 2,539 of these shares directly. His wife owns the remaining 30 of these shares; Mr. Terry disclaims any other beneficial interest in the 30 shares owned by his wife.

(7) Mr. Winer owns 1,496 of these shares directly. The remaining 8 shares are owned by Mr. Winer's daughter for whom Mr. Winer serves as custodian; Mr. Winer disclaims any other beneficial interest in the 8 shares owned by his daughter.

     As of March 27, 1998, all Directors and Executive Officers of the Company as a group (consisting of 23 persons) beneficially owned an aggregate of 35,797 shares (or approximately 0.7% of the outstanding shares) of Common Stock.

     The Company was informed by statements filed on Schedule 13G that the investment advisor listed in the table below was the beneficial owner of 5% or more of the Company's outstanding common stock. The table sets forth information concerning such ownership as of December 31, 1997.


         NAME AND ADDRESS              AMOUNT OF OUTSTANDING       % OF OUTSTANDING
       OF BENEFICIAL OWNER           SHARES BENEFICIALLY OWNED       COMMON STOCK
---------------------------------   ---------------------------   ------------------
Dimensional Fund Advisors, Inc.              269,329                      5.23%
 1299 Ocean Avenue -- 11th Floor
 Santa Monica, CA 90401


     Dimensional Fund Advisors, Inc. is an investment advisor and is deemed to have beneficial ownership of 269,329 shares of the Company's common stock. According to its Schedule 13G filed with the Securities and Exchange Commission on February 9, 1998, Dimensional Fund Advisors, Inc. exercises sole dispositive power over 269,329 shares, sole voting power over 228,329 shares and shared voting power over 41,000 shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's Directors and Executive Officers are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Based on a review of those reports and written representations from the Directors and Executive Officers, the Company believes that during 1997 Directors and Executive Officers have complied with all requirements applicable to them.

                         ITEM 1. ELECTION OF DIRECTORS

     Douglas G. Hyde, President, Chief Executive Officer and Director, resigned on August 6, 1997, to become President of Green Mountain Energy Resources L.L.C. The Company wishes to thank Mr. Hyde for his many years of service to the Company. Pursuant to the Bylaws of the Company, the Board of Directors, on August 6, 1997, appointed Christopher L. Dutton to serve as President and Chief Executive Officer, and to fill Mr. Hyde's term as Director, which expires at the 2000 Annual Meeting.

     The Board of Directors is divided into three classes, as nearly equal in number as possible. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of office of Directors in Class III expires at the 1998 Annual Meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as Class III Directors, be elected to Class III for a new term of three years and until their successors are duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a Director, and if the Board of Directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

     Directors will be elected by a majority of the votes cast at the Annual Meeting. If elected, all nominees are expected to serve until the 2001 Annual Meeting and until their successors are duly elected and qualified.

     The name of each nominee for Director, and the Directors continuing in office, his or her principal occupation for the previous five years, his or her other positions with the Company, and his or her age and period of service as a Director of the Company are set forth below.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED BELOW.

                                   CLASS III
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                            (TERM EXPIRING IN 2001)


                                                                                  DIRECTOR
                                                                                   SINCE
                                                                                  ---------
Nordahl  L.  Brue          Chairman and Chief  Executive  Officer of  Bruegger's     1992
                           Corporation  (quick service  restaurants) since 1997;
                           Principal,  Champlain Management Services, Inc. (real
                           estate development and management services) from 1985
                           to 1997;  Of  Counsel,  Sheehey  Brue Gray & Furlong,
                           P.C.,  since December  1997,  Stockholder or Partner,
                           Sheehey  Brue  Gray &  Furlong,  P.C.  from  1979  to
                           December 1997, Attorneys, Burlington, Vermont; Member
                           of  Vermont  Business  Roundtable  and  of  the  Gov-
                           ernor's Council of Economic Advisors. (53)

Lorraine E. Chickering     President of Public  Communications  of Bell Atlantic     1994
                           Corporation  since August  1997;  President of Public
                           and Operator  Services of Bell Atlan- tic Corporation
                           from 1993 to 1997; Vice President,  Quality, 1993 and
                           Vice   President,   Operations  and   Engineering  of
                           Chesapeake   and   Potomac   Telephone   Company,   a
                           subsidiary of Bell Atlantic  Corpora- tion, from 1991
                           to 1993. (47)


John V. Cleary             Retired  President and Chief Executive Officer of the     1980
                           Company;  Chief  Executive  Officer,   President  and
                           Chairman of the Executive  Commit- tee of the Company
                           from 1983 to 1993. (69)



Euclid A. Irving           Partner,  Paul,  Hastings,  Janofsky  & Walker,  LLP,     1993
                           Attorneys, New York, New York, since 1990. (45)

                                    CLASS I
                        DIRECTORS CONTINUING IN OFFICE
                            (TERM EXPIRING IN 1999)


William H. Bruett          Senior  Vice  President,  Group  Product  Manager  of     1986
                           PaineWebber, Inc. since 1990; Director of PaineWebber
                           Trust Co. and Chairman of  PaineWebber  International
                           Bank  Ltd.,  London,  subsidiaries  of  Paine  Webber
                           Group, Inc., since 1990. (54)

Richard I. Fricke          Director Emeritus of National Life Insurance Company;     1984
                           Director of Sentinel  Group Funds,  Inc. from 1977 to
                           1995,  Chairman  of those  funds  from  1977 to 1983;
                           Retired  Chairman  of the Board of Mutual of New York
                           from  1962  to  1977;   Retired  Chairman  and  Chief
                           Executive  Of-  ficer  of  National  Life   Insurance
                           Company  from  1977  to  1987;  President  and  Chief
                           Executive Officer, Bank of Vermont from 1987 to 1989;
                           Fel- low of the  American Bar  Foundation;  Member of
                           the Board of Over- seers,  Middlebury  College  since
                           1990,  of the Cornell  University  Council and of the
                           Cornell Law School Advisory Council since 1970. (76)


Martin L. Johnson          Chairman and majority  owner of The Johnson  Company,     1991
                           Inc.   (environ-   mental  science  and   engineering
                           consultants)  since 1978;  Secretary  of the State of
                           Vermont  Agency of  Environmental  Conservation  from
                           1973 to 1978. (70)

Thomas P. Salmon           Chairman  of the  Board of the  Company  since  1983;     1978
                           President  of the  University  of  Vermont  from 1993
                           until July 1997 retirement;  Interim President of the
                           University  of Vermont from 1991 to 1993; Of Counsel,
                           Salmon  and  Nostrand,   Attorneys,   Bellows  Falls,
                           Vermont;  Governor of the State of Vermont  from 1973
                           to 1977; Member of the Governor's Council of Economic
                           Advisors  since 1991;  Director of Vermont Elec- tric
                           Power  Company,  Inc.,  of  National  Life  Insurance
                           Company,   of  Union  Mutual  Insurance  Company,  of
                           BankNorth  Group,  Inc.,  and  member of the Board of
                           Trustees of Middlebury College. (65)

                                   CLASS II
                        DIRECTORS CONTINUING IN OFFICE
                            (TERM EXPIRING IN 2000)


Merrill O. Burns           Partner,  Mitchell  Madison Group since October 1996;     1988
                           Senior  Vice   President  and   Executive   Corporate
                           Development  Officer,  BankAmerica  Corporation  from
                           1991 to October 1996. (51)

Christopher L. Dutton      President,  Chief  Executive  Officer and Chairman of     1997
                           the  Executive  Committee of the Company since August
                           1997;  Vice  President,  Finance and  Administration,
                           Chief  Financial  Officer and Treasurer  from 1995 to
                           1997;  Vice President and General Counsel for 1993 to
                           1995; Vice  President,  General Counsel and Corporate
                           Secretary  from  1989 to 1993;  Director  of  Vermont
                           Yankee  Nuclear Power  Corporation,  and of Ver- mont
                           Electric  Power  Company,  Inc.  (49)

Ruth  W.  Page             Writer, Editor and Radio Commentator;  past member of     1985
                           the  Northeast  Energy  Council of the United  States
                           Department of Energy. (77)

                   BOARD COMPENSATION, OTHER RELATIONSHIPS,
                            MEETINGS AND COMMITTEES

COMPENSATION

     During 1997, each Director of the Company, except the President, earned an annual fee of $9,500 for service as a Director. In addition to the annual fee, the Chairman of the Board earned $25,415 for service as Chairman of the Board in 1997. The President was not paid any fees for service as a Director. The Chairmen of the Audit, Compensation, Governance, Special Issues and Subsidiaries Oversight Committees earned additional annual fees of $2,500 each for service in such capacity. The President, who is Chairman of the Executive Committee, was not paid any fee for service in such capacity. For attendance at meetings of the Board of Directors and of all committees of the Board, Directors, other than the President, earned $650 for each meeting attended in person (plus $350 for any meeting that occurred on the same day as another meeting) and $350 for participation by means of conference telephone. Travel and lodging expenses incurred by Directors attending Board or committee meetings are paid by the Company. The Company also maintains a Deferred Compensation Plan for Directors pursuant to which Directors may defer receipt of all or part of the fees otherwise payable to them for service as Directors plus accrued interest thereon.

OTHER RELATIONSHIPS

     Mr. Nordahl L. Brue, a Director of the Company, is of counsel to the law firm of Sheehey Brue Gray & Furlong, P.C. In prior years, the Company has retained the services of Sheehey Brue Gray & Furlong, P.C. as special counsel and has retained Sheehey Brue Gray & Furlong, P.C. to represent the Company in certain matters during 1998. The Company paid Sheehey Brue Gray & Furlong, P.C. $192,575 for legal services rendered in 1997.

     Mr. Martin L. Johnson, a Director of the Company, is Chairman and majority owner of The Johnson Company, Inc., an environmental science and engineering consulting firm. The Company paid The Johnson Company, Inc. $105,395 to assist with environmental matters in 1997.

MEETINGS OF THE BOARD

     During 1997, the Board of Directors held eight regular meetings and four special meetings. During such year, no Director attended less than 78% of the aggregate number of meetings of the Board of Directors and the committees on which such Director served.

COMMITTEES OF THE BOARD

     The Board of Directors has six standing committees: an Executive Committee, an Audit Committee, a Governance Committee, a Compensation Committee, a Special Issues Committee and a Subsidiaries Oversight Committee. Members of the Committees are appointed annually by the Board of Directors.

     The Executive Committee is vested with the powers of the Board of Directors in the management of the current and ordinary business of the Company, except as otherwise provided by law. The present members of the Executive Committee are Christopher L. Dutton, Chairman, William H. Bruett, Merrill O. Burns, John V. Cleary, Richard I. Fricke and Thomas P. Salmon. During 1997, the Executive Committee did not meet.

     The Audit Committee annually recommends to the Board of Directors the appointment of independent public accountants of the Company, reviews the scope of audits and receives, reviews and takes action deemed appropriate with respect to audit reports submitted and other audit matters. The present members of the Audit Committee are Richard I. Fricke, Chairman, William H. Bruett, Merrill O. Burns, Lorraine E. Chickering, Euclid A. Irving, Martin L. Johnson and Ruth W. Page. The Audit Committee met twice during 1997.

     The Governance Committee is charged with the responsibility to recommend to the Board of Directors persons selected by the Committee for nomination to the Board of Directors. The Committee also reviews the Company's organizational plans and activities to assure the development and continuity of management leadership. The present members of the Governance Committee are William H. Bruett, Chairman, Nordahl L. Brue, John V. Cleary, Christopher L. Dutton, Martin
L. Johnson, Ruth W. Page and Thomas P. Salmon. The Governance Committee met six times during 1997. The Governance Committee will consider nominees recommended by shareholders. The names of any such nominees should be forwarded to the Corporate Secretary, Green Mountain Power Corporation, 25 Green Mountain Drive, P.O. Box 850, South Burlington, Vermont 05402, who will submit them to the Governance Committee for its consideration.

     The Compensation Committee is charged with the responsibility of reviewing and making recommendations to the Board of Directors regarding the annual salaries of Officers and incentive awards to Officers and key management personnel of the Company, recommending to the Board of Directors any needed revisions to the compensation of Officers and of otherwise assisting the Board of Directors in discharging its responsibilities in connection with the compensation of Officers. The present members of the Compensation Committee are Merrill O. Burns, Chairman, William H. Bruett, Lorraine E. Chickering, Richard
I. Fricke, Euclid A. Irving and Thomas P. Salmon. The Compensation Committee met five times during 1997.

     The Special Issues Committee addresses unusual, extraordinary or miscellaneous issues that confront the Company from time to time. The present members of the Special Issues Committee are John V. Cleary, Chairman, Nordahl L. Brue, Christopher L. Dutton, Euclid A. Irving and Thomas P. Salmon. The Special Issues Committee met once during 1997.

     The Subsidiaries Oversight Committee oversees the non-utility operations of the Company. The present members of the Subsidiaries Oversight Committee are Martin L. Johnson, Chairman, and Euclid A. Irving. The Subsidiaries Oversight Committee met seven times during 1997.

     In June 1997, the Board of Directors created an Investment Advisory Committee and charged it with the responsibility of considering investment opportunities for the Company and its subsidiaries, and reporting to the Board of Directors on such opportunities with the committee's recommendations thereon. The Investment Advisory Committee was dissolved in December 1997. The members of the Investment Advisory Committee were William H. Bruett, Chairman, Lorraine E. Chickering, John V. Cleary and Euclid A. Irving. The Investment Advisory Committee met seven times during 1997.

                            EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows compensation earned by the Executive Officers named in the table (the "Named Executive Officers") for services rendered to the Company during fiscal years 1997, 1996 and 1995.

                          SUMMARY COMPENSATION TABLE



                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                        ANNUAL COMPENSATION (1)                AWARDS
                                               -----------------------------------------   -------------
                                                                               OTHER         RESTRICTED
                                                              INCENTIVE       ANNUAL           STOCK         ALL OTHER
                                                               AWARDS      COMPENSATION       AWARD(S)      COMPENSATION
    NAME AND PRINCIPAL POSITION        YEAR       SALARY         (2)            (4)             (3)              (5)
-----------------------------------   ------   -----------   ----------   --------------   -------------   --------------
 Christopher L. Dutton                1997      $160,525      $    --         $ 2,001         $    --          $5,392
  President and Chief Executive       1996      $129,654      $21,340         $ 1,774         $10,670          $4,466
  Officer                             1995      $125,703      $19,272         $ 1,098         $ 9,636          $4,284

 Richard B. Hieber                    1997      $155,138      $    --         $   186         $    --          $4,124
  Senior Vice President and           1996      $ 44,615      $67,798         $10,478         $ 3,899               0
  Chief Operating Officer             1995             0            0               0               0               0

 Edwin M. Norse                       1997      $141,039      $    --         $ 2,011         $    --          $4,564
  Vice President, Chief Financial     1996      $146,865      $16,120         $ 1,932         $ 8,060          $4,900
  Officer and Treasurer               1995      $139,520      $21,414         $ 1,185         $10,707          $4,623

 Stephen C. Terry                     1997      $138,578      $    --         $ 1,931         $    --          $4,663
  Senior Vice President,              1996      $130,539      $21,494         $ 1,682         $10,747          $4,422
  Corporate Development               1995      $123,476      $18,966         $ 1,023         $ 9,483          $4,154

 Jonathan H. Winer                    1997      $117,229           --         $   446         $    --          $3,713
  President, Mountain Energy,         1996      $100,481      $25,460         $   531         $ 5,092          $3,176
  Inc.                                1995      $ 94,904      $18,750         $   331         $ 3,750          $2,974

 Douglas G. Hyde(6)                   1997      $167,311           --         $ 4,671              --          $4,055
  Former President and Chief          1996      $228,549      $40,326         $ 6,762         $40,326          $4,711
  Executive Officer                   1995      $215,754      $35,374         $ 3,888         $35,374          $5,545

----------
(1) Amounts shown include salary and incentive awards earned by the Named Executive Officers on the basis of the Company's operating results in 1995 and 1996, as well as amounts earned but deferred at the election of those officers. The Compensation Committee of the Board of Directors has not made any recommendations as of the date hereof regarding variable compensation to be awarded for 1997. The Company anticipates that no variable compensation awards will be given based on the Company's 1997 financial performance.

(2) In 1994, the Company adopted the Compensation Program for Officers and Certain Key Management Personnel (the "Compensation Program"). Payments made in the last three years under the Compensation Program based on the Company's and the participants' performance in those years are set forth in the Incentive Awards column of this Summary Compensation Table. In 1996, the incentive payment for Mr. Hieber includes a signing bonus of $60,000.

(3) The restricted share awards for 1995 and 1996 were made in accordance with the Company's Compensation Program and are reflected at the fair market value of such shares on the date of grant, without consideration of restrictions on such shares. No restricted share awards have yet been made for 1997, and the Company anticipates that no variable compensation awards will be given based on the Company's 1997 financial performance. See Compensation Committee Report on Executive Compensation. Regular quarterly dividends are paid on the shares and reported as part of Other Annual Compensation. At December 31, 1997, the aggregate number of shares and the value of all restricted stock holdings, based on the market value of the shares at December 31, 1997, without giving effect to the diminution of value attributed to the restrictions on such stock, of Messrs. Dutton, Hieber, Norse, Terry, Winer and Hyde, respectively, were 1,398 shares, $25,601; 172 shares, $3,150; 1,366 shares, $25,015; 1,356 shares, $24,832;
     334 shares, $6,116; and 5,298 shares, $97,020.

(4) The 1995, 1996 and 1997 amounts shown in this column represent dividends paid on restricted shares awarded under the Compensation Program. The 1996 total for Mr. Hieber is reimbursement of moving expenses.

(5) The total amounts shown in this column for the last fiscal year consist of the following:

     (i) Premiums attributable to Company-owned life insurance policies: Mr. Dutton $892, Mr. Hieber $884, Mr. Norse $497, Mr. Terry $592, Mr. Winer $196, and Mr. Hyde $1,280.

     (ii) Company matching  contributions to the Employee Savings and Investment
     Plan: Mr. Dutton $4,500, Mr. Hieber $3,240, Mr. Norse $4,067, Mr. Terry $4,071, Mr. Winer $3,517, and Mr. Hyde $2,775.

(6) Mr. Hyde resigned from the Company effective August 6, 1997. Mr. Hyde also received credit for additional year's service, subject to the approval of the Internal Revenue Service, under the Green Mountain Power Employees' Retirement Plan in conjunction with his hiring as President of Green Mountain Energy Resources L.L.C., in which the Company has a minority interest.

VARIABLE COMPENSATION PLAN AWARDS FOR 1997 PERFORMANCE

     As of the date hereof, the Compensation Committee of the Board of Directors has not made a formal recommendation to the Board of Directors for variable compensation awards based on 1997 performance. However, the Company anticipates that no variable compensation awards will be paid to the Named Executive Officers under the Compensation Program for 1997 based on the Company's 1997 financial performance. See Compensation Committee Report on Executive Compensation.

                       COMPENSATION COMMITTEE REPORT ON
                            EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Board") is responsible for administering executive compensation plans as authorized by the Board and recommending executive compensation plans and compensation levels for the officers of the Company, including the Chief Executive Officer, to the Board for approval. The Compensation Committee is also responsible for reviewing and making recommendations to the Board regarding incentive awards pursuant to the Compensation Program for Officers and Certain Key Management Personnel. The Compensation Committee considers all executive compensation issues and makes recommendations on such issues to the full Board for approval. Set forth below is the report of the Compensation Committee describing the Company's Compensation Program and the basis upon which the 1997 compensation
determinations   were  made.  The  Compensation   Committee  has  not  made  any
recommendations as of the date hereof regarding variable compensation to be awarded for 1997. The Company anticipates that no variable compensation awards will be given based on the Company's 1997 financial performance.

COMPENSATION PHILOSOPHY



     It is the philosophy of the Company that executive compensation should be competitive in the marketplace, aligned with corporate performance, and promote the strategic objectives of the Company. Specifically, base compensation for executives should compare favorably with organizations competing for similar talent. Variable compensation should provide an opportunity for officers and other key management personnel to share in the success of the Company by tying a portion of compensation to corporate performance results, should encourage a longer-term view by paying part of an earned variable compensation award in Common Stock that is subject to five-year restriction and forfeiture provisions, and should foster and reinforce teamwork among officers and other key management personnel. The Company's Compensation Program for Officers and Certain Key Management Personnel is designed to meet these objectives. It is comprised of two components: base salary and variable compensation, which are described below.

BASE SALARY



     Base salaries under the Compensation Program are intended to provide a competitive rate of fixed compensation. Base salary levels are assessed by compiling and analyzing salary information from various survey sources. Survey sources include the Mercer Finance, Accounting & Legal Compensation Survey, the Watson Wyatt World Wide Top Management Report, and the Edison Electric Executive Compensation Survey. The Company selects companies from such surveys which are of a similar size or have other operating characteristics similar to the Company. The Compensation Committee believes these companies are representative of the Company's main competition for executive talent. Consequently, the compensation survey groups include companies that are different from the companies in the Edison Electric Institute 100 and the S&P 500 Composite Index used for the Performance Graph.



     Base salaries are intended to be managed within a plus or minus 10% range around the market mean of base salaries for similar positions, as determined from the survey analysis. The market mean and the range may or may not change from year to year depending on movement in the market and, therefore, base salaries may not be increased annually. Actual base compensation within the market range depends on internal equity, overall scope of responsibilities of the position, recruitment needs, and significant individual performance variations.

     The market ranges have been grouped into three organization bands (in lieu of job grades). These bands may be modified from time to time by direction of the Board or the Chief Executive Officer. These bands reflect functional similarities of the positions and their impact on the organization. The band assignments are determined on the basis of survey data and the functions of the position. During 1997, Band A consisted of the President and Chief Executive Officer; Band B consisted of Senior Vice Presidents, Vice Presidents and the General Counsel; Band C consisted of all other Executive Officers and key management personnel.

VARIABLE COMPENSATION



     Subject to a limitation related to the dividend payout ratio, described below, each Executive Officer and other key management employees covered by the Compensation Program is eligible to earn additional compensation under the Compensation Program when the Company's performance meets or exceeds various performance objectives. The purpose of the variable compensation component is to tie compensation directly to the achievement of key corporate-wide objectives. Awards earned are paid in cash, stock grants and restricted stock grants. Each organization band has a different variable compensation opportunity with threshold, target and maximum percentage requirements, as set forth below.



                                  AWARD TABLE



                                       VARIABLE COMPENSATION OPPORTUNITIES
BAND                                         AS A % OF BASE SALARY
------------------------------------   ---------------------------------
                                        THRESHOLD     TARGET     MAXIMUM
                                       -----------   --------   --------
A . . . . . . . . . . . . . . . . .          25%       50%          75%
B . . . . . . . . . . . . . . . . .        17.5%       35%        52.5%
C . . . . . . . . . . . . . . . . .        12.5%       25%        37.5%

     Corporate performance measures have been established for purposes of generating the variable compensation award. The measures used to determine variable compensation are: Return on Equity; Total Shareholder Return; Rates; Customer Satisfaction; and Reliability. These measures are expected to remain substantially the same from year-to-year. They may change, however, as the Company revisits its strategic and operational plans. Performance objectives associated with these measures are established for each fiscal year by the Compensation Committee and reviewed by the Board.

     After the close of each year, the Compensation Committee, with input from the Chief Executive Officer, determines the degree to which these performance objectives were accomplished to ascertain if variable compensation awards are to be paid. If the threshold level of performance is not met, an award will not be paid with respect to that specific performance measure. Individual performance may be taken into consideration in determining the final award.

     An award earned for Band A individuals is paid as follows: one-fourth in cash, one-fourth in stock grants and one-half in restricted stock grants. For Band B and C individuals, the award is paid one-third in cash, one-third in stock grants and one-third in restricted stock grants.

COMPENSATION ACTION

     In April 1997, the Company's Chief Executive Officer reviewed with the Compensation Committee and the Board of Directors competitive market data for each Executive Officer position, except that of the Chief Executive Officer, together with each Executive Officer's individual performance for 1996 and objectives for 1997. Based on the foregoing, the Chief Executive Officer recommended to the Compensation Committee that base salary adjustments (averaging 2.9%) for Executive Officers be made effective May 18, 1997. Based on the Company's 1996 performance, the Chief Executive Officer also recommended to the Compensation Committee that variable compensation awards be paid to the Executive Officers. The Compensation Committee and, subsequently, the Board accepted the foregoing recommendations and the variable compensation awards for 1996 performance are reflected in the Summary Compensation Table.

     In August 1997, the Company underwent significant management change associated with the development and financing of Green Mountain Energy Resources L.L.C. The Chief Executive Officer resigned from the Company along with four other Executive Officers to form the management team of Green Mountain Energy Resources L.L.C., in which the Company is an investor. A new Chief Executive Officer was elected. For further discussion, see Chief Executive Officer
Compensation below. In early September 1997, the new Chief Executive Officer selected an Executive Officer team. The Chief Executive Officer consulted with Stone & Webster Management Consultants, Inc. to consider appropriate base salaries for the Executive Officer positions. In mid-September 1997, Stone & Webster Management Consultants, Inc. compiled a report that summarized various industry compensation data for the Executive Officer positions. In late September 1997, the Chief Executive Officer reviewed with and recommended to the Compensation Committee, an Executive Officer team and base salaries for those positions (exclusive of the Chief Executive Officer position). The Compensation Committee and, subsequently, the Board accepted and approved the foregoing recommendations effective August 6, 1997.

     Variable compensation awards based on the year ended 1997 have not been determined at this time. However, the Compensation Committee anticipates that no awards will be made based on the Company's 1997 financial performance.

     The Company has reviewed its compensation policies and programs in light of
Section 162(m) of the Internal Revenue Code and has determined that Section 162(m) will have no impact on its executive compensation program in 1997 because no Executive Officer will receive compensation for such year in excess of the $1 million threshold.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The  Compensation  Committee  reviewed  the  salary of the Chief  Executive
Officer and compared it to salaries paid to chief executives of utility companies and of other companies of similar size. The survey analysis and performance measurements described above were used to determine the base salary and the variable compensation award for the Chief Executive Officer. In April 1997, the Compensation Committee presented its report and recommendations to the Board of Directors for approval. The Board accepted the Compensation Committee's recommendations to increase the base salary of the Chief Executive Officer effective May 18, 1997, consistent with the action taken on all other officers' base compensation, and approve a variable compensation award based on 1996 performance. That award is reflected in the Summary Compensation Table.

     As stated above, in August 1997, Douglas G. Hyde resigned as President and Chief Executive Officer and the Board elected Christopher L. Dutton as the Company's President and Chief Executive Officer. In September 1997, the Compensation Committee reviewed a report compiled by Stone & Webster Management Consultants, Inc. that summarized various industry compensation data for the Chief Executive Officer positions. The Compensation Committee used this data to establish a base salary for the Chief Executive Officer. In October 1997, the Compensation Committee presented its report and recommendations to the Board of Directors for approval. The Board accepted and approved the Compensation Committee's recommendation to establish the base salary of the Chief Executive Officer, effective August 6, 1997.

CONCLUSION

     The Compensation Committee believes the Company's executive compensation program appropriately aligns executive compensation to individual and corporate performance and shareholder value, is competitive with the market and is sensitive to the concerns of customers, shareholders, and other constituencies.


                  COMPENSATION COMMITTEE
-----------------------------------------------------------

          William H. Bruett              Richard I. Fricke
          Merrill O. Burns, Chairman      Euclid A. Irving
          Lorraine E. Chickering          Thomas P. Salmon

                               PERFORMANCE GRAPH

     The following graph compares the total return on investment (change in stock price plus reinvested dividends) performance of the Company with that of the Edison Electric Institute (EEI) 100 as calculated by EEI and the S&P 500 Composite Index as calculated by Standard & Poor's Corporation. The EEI 100 is comprised of 96 electric utility companies. Company performance as compared to this index is used to determine a portion of awards under the Company's Compensation Program for Officers and Key Management Personnel. The comparison of total return on investment assumes $100 was invested on December 31, 1992 in each of: the Company, the EEI 100, and the S&P 500 Composite Index. The performances of the compared investments on a total return basis are quite sensitive to the market price prevailing on the date of commencement of the period that is depicted on the graph.

 [GRAPHIC OMITTED]


                1992         1993         1994          1995         1996         1997
                ($)           ($)          ($)          ($)           ($)          ($)
            -----------   ----------   ----------   -----------   ----------   ----------
GMP             100.00        99.54        96.92        104.55        97.87        80.84
EEI 100         100.00       111.15        98.29        128.78       130.32       165.99
S&P 500         100.00       110.03       111.53        153.28       188.48       251.35

                  PENSION PLAN INFORMATION AND OTHER BENEFITS

PENSION PLAN INFORMATION

     The following table shows annual pension benefits payable pursuant to the Employees' Retirement Plan of Green Mountain Power Corporation (the "Retirement Plan") to all covered employees, including Executive Officers, upon retirement at age 65, in various compensation and years-of-service classifications, assuming the election of a retirement allowance payable as a life annuity. The retirement benefits in connection with the separate life insurance plan referred to below are in addition to those described in the following table.

                              PENSION PLAN TABLE



   ANNUAL AVERAGE BASE
    COMPENSATION IN 3                        ESTIMATED ANNUAL RETIREMENT BENEFITS
   CONSECUTIVE HIGHEST                       AT NORMAL RETIREMENT AGE OF 65 YEARS
 PAID YEARS OUT OF LAST                           CREDITED YEARS OF SERVICE*
   10 YEARS PRECEDING      ------------------------------------------------------------------------
       RETIREMENT               15             20             25             30          35 & OVER
------------------------   ------------   ------------   ------------   ------------   ------------
           ($)               ($)            ($)            ($)            ($)            ($)
80,000 .................     16,995         22,660         28,325         33,990         39,655
100,000 ................     21,795         29,060         36,325         43,590         50,855
120,000 ................     26,595         35,460         44,325         53,190         62,055
140,000 ................     31,395         41,860         52,325         62,790         73,255
160,000** ..............     36,195         48,260         60,325         72,390         84,455


----------


* Credited years of service (including service credited with other companies), as of December 31, 1997, for each of the following Executive Officers were as follows: C. L. Dutton 12.8 years; R. B. Hieber 35.0 years (subject to actuarial review and Retirement Board approval); E. M. Norse
     26.7 years; S. C. Terry 11.8 years; and J. H. Winer 13.5 years. Credited years of service as of his resignation date for D. G. Hyde was 19.5 years and, subject to Internal Revenue Service approval, Mr. Hyde may be credited with 8.0 additional years of service.



**   Compensation cap for 1995 and 1996 is $150,000; and for 1997 is $160,000.

     All employees, including Executive Officers of the Company, are covered by the Company's Retirement Plan if they have been employed for more than one year. The Retirement Plan is a defined benefit plan providing for normal retirement at age 65. Early retirement may be taken commencing with the first of any month following the attainment of age 55, provided at least ten years of continuous service have been completed. For employees with at least 10 years of continuous service, the accrued benefits are reduced as follows if retirement occurs prior to age 60:


                AGE AT RETIREMENT     REDUCTION OF BENEFITS
               -------------------   ----------------------

                     59                      8%
                     58                     16%
                     57                     23%
                     56                     30%
                     55                     37%


For employees with at least five but less than 10 years of continuous service who commence benefits before age 65, benefits are actuarially reduced. If retirement occurs after age 60 and completion of at least 10 years of credited service, the full accrued benefit is payable. The Company amended the Retirement Plan to allow the full accrued benefit to be payable after age 60 with 10 years of credited service, while maintaining the 37% reduction at age 55, effective for members of the collective bargaining unit on January 1, 1996 and on June 1, 1996 for non-bargaining unit employees. Retirement benefits are not subject to any deductions for Social Security or other offset amounts.

     Retirement benefits are based on final average base compensation and length of service. Final average base compensation is the average of the compensation (limited to base salary for Executive Officers, which is shown in the Salary column of the Summary Compensation Table for the Named

Executive Officers, and straight-time payroll wages for other employees) for the three consecutive highest years out of the final 10 years of employment. The normal retirement benefit is equal to 1.1% of the final average base compensation up to $160,000 plus 1.6% of final average base compensation over covered compensation multiplied by each year of credited service up to 35 years.

OTHER BENEFITS

     Executive Officers and key management personnel of the Company, including the Named Executive Officers, participate in a separate supplemental retirement plan. The plan provides retirement and survivors' benefits for a period of fifteen years following retirement as a supplement to the Company's Retirement Plan in an amount equal to 44% of final salary for the most senior Executive Officer (President and Chief Executive Officer), 33% of final salary for the next most senior Executive Officers (Senior Vice Presidents, Vice Presidents, the General Counsel and the President of Mountain Energy, Inc.), and 22% of final salary of the third most senior Executive Officers and key management personnel (Assistant Vice Presidents, Assistant Treasurer, Controller, General Manager Administrative Services). The retirement benefits are partially covered by life insurance coverage obtained by the Company (see below). The cost of the supplemental retirement plan cannot be properly allocated or determined for any one plan participant because of the overall retirement plan assumptions. The Company is recording the estimated cost of this supplemental retirement plan on a current basis and the income from life insurance coverage as it is earned.

     Executive Officers and key management personnel of the Company, including the Named Executive Officers, participate in a related life insurance plan. Under this plan, the Company has purchased insurance on the lives of the Executive Officers and key management personnel to provide preretirement life insurance benefits to them in an amount equal to four times salary for the most senior Executive Officer, three times salary for the next most senior Executive Officers, and two times salary for the third most senior Executive Officers and key management personnel. The life insurance benefits are designed so that the Company does not expect to incur any significant net expense in providing the preretirement insurance plan. The life insurance policies also are intended to cover in part the supplemental retirement benefits described above.

     The Company has adopted a Deferred Compensation Plan pursuant to which Executive Officers and key management personnel may elect to defer a portion of their salaries. Amounts deferred are credited to a separate account for each participant. The balance in a participant's account, plus accrued interest, will be paid to him or her or his or her beneficiary according to their election form.

     The Company has entered into severance contracts with 12 of its Executive Officers and key management personnel, including the Named Executive Officers, under which the Company has certain obligations to each affected Executive Officer if there is a change in control of the Company (as defined below), and if the Executive Officer's employment is involuntarily terminated without cause or is voluntarily terminated by the Executive Officer with good reason (as defined below) within two years after such change in control. The severance contracts provide for payments of either 1.0 or 2.99 times the base salaries of the affected Executive Officers, for continuation of health, medical and other insurance programs for such Executive Officers for twenty-four months after the termination of employment of such Executive Officers following a "change in control" of the Company and for payment of an amount equal to the actuarial value of up to twenty-four additional months of credited service under the Company's Retirement Plan after such termination. A "change in control of the Company" will be deemed to have occurred under the severance contracts when a person secures the beneficial ownership of 25% or more of the voting power of the Company's then outstanding securities, when there has been a change in the majority of members serving on the Board of Directors for two consecutive years which has not been approved by the directors in office at the beginning of such period or when the Company's shareholders approve a merger or consolidation of the Company with another corporation where the outstanding voting securities of the Company do not continue to represent at least 80% of the combined voting power of the Company or the surviving entity. Under the severance contracts, the Board of Directors has limited discretion to determine whether a change of control of the Company has, in fact, taken place. An Executive Officer may terminate his or her employment "with good reason" following a change in control if the Executive Officer is assigned duties inconsistent with his or her responsibilities before the change in control occurred, if the Company's headquarters are relocated more than 50 miles from the present location, if the Executive Officer is required to relocate more than 50 miles from his or her present location, if the Executive Officer's compensation or benefits are reduced or adversely affected (other than as part of an overall adjustment of executive compensation or benefits) or if the Company does not obtain an agreement from its successor to perform under the severance contracts.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors on December 8, 1997 appointed the firm of Arthur Andersen LLP to serve as independent certified public accountants for the calendar year 1998. The appointment was made upon the recommendation of the Audit Committee. Arthur Andersen LLP has served the Company in this capacity continuously since 1988. Representatives of the firm are expected to attend the Annual Meeting to make statements if they desire and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     The 1999 Annual Meeting of Shareholders is tentatively scheduled to be held on or about May 20, 1999. Proposals of Shareholders intended to be presented at the meeting must be received by the Secretary of the Company on or before December 16, 1998, to be included in the proxy materials for the Company's 1999 Annual Meeting.

                            DISCRETIONARY AUTHORITY

     While the Notice of Annual Meeting of Shareholders refers to such other matters as may properly come before the Meeting, the only matters which Management intends to present or knows will be presented at the Meeting are those matters set forth in the Notice of the Meeting. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event any additional matters should be presented at the Meeting.

                                   By Order of the Board of Directors
                                           DONNA S. LAFFAN
                                             Secretary


South Burlington, Vermont
April 15, 1998

P R O X Y      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        GREEN MOUNTAIN POWER CORPORATION
                             25 GREEN MOUNTAIN DRIVE
                         SOUTH BURLINGTON, VERMONT 05403

     The undersigned hereby appoints Christopher L. Dutton, Richard B. Hieber, and Donna S. Laffan as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Green Mountain Power Corporation held of record by the undersigned on March 27, 1998, at the Annual Meeting of Shareholders to be held on May 21, 1998, or any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                                                                                          PLEASE MARK
                                                                                          YOUR CHOICES     X
                                                                                           LIKE THIS

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder or absent instruction will be vote FOR item 1. Unless authority to vote for any director is withheld, authority to vote for such nominee will be deemed granted.

     ITEM 1 --  Election  of the  following  nominees as  Directors:  Class III:
                Nordahl L. Brue, Lorraine E. Chickering,  John V. Cleary, Euclid
                A. Irving, to serve until the 2001 Annual Meeting.
                                                                                                   WITHHELD
Withheld for the following nominee(s) only; print name(s)                                  FOR     FOR ALL
--------------------------------------------------------------------------------           [ ]       [ ]
     ITEM 2 --  To vote on such other  matters as may  properly  come before the
                Annual Meeting and any and all adjournments thereof.  Management of no other  matters  to be brought  before the Annual  Meeting;
                however, the persons named as proxy holders or their substitutes will vote in  accordance  with their best  judgment if any other matters are properly brought before the Annual Meeting.


Signature(s)   ______________________________    Date___________________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

P R O X Y

                                   UMB BANK

        AS TRUSTEE UNDER THE GREEN MOUNTAIN POWER CORPORATION ESIP PLAN

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON MAY 21, 1998. The undersigned hereby appoints Christopher L. Dutton, Richard B. Hieber and Donna S. Laffan as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Green Mountain Power Corporation held of record by the undersigned on March 27, 1998, at the Annual Meeting of Shareholders to be held on May 21, 1998, or any adjournment thereof.

                                                                                                      WITHHELD
                                                                                              FOR     FOR ALL
                                                                                             -----   ---------
ITEM 1 -- Election of the following nominees as Directors:                                   [ ]        [ ]

Class III: Nordahl L. Brue,  Lorraine E. Chickering,  John V. Cleary,  Euclid A.
Irving, to serve until the 2001 Annual Meeting.

Withheld for the following nominees(s) only; print names:

----------------------------------------------------------------

ITEM 2 -- To vote on such other matters as may properly come before the meeting and any and all adjournments thereof.
                 (TO BE SIGNED ON OTHER SIDE)



     Management knows of no other matters to be brought before the Annual Meeting; however, the persons named as proxy holders or their substitutes will vote in accordance with their best judgment if any other matters are properly brought before the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder or absent instruction will be voted FOR Item 1. Unless authority to vote for any director nominee is withheld, authority to vote for such nominee will be deemed granted.

                            PLEASE SIGN HERE

                                             -----------------------------------
                                                        SIGNATURE

                                            -----------------------------------
                                                        SIGNATURE

                                   Please sign exactly as name appears. If shares are held jointly, any one of the joint owners may sign, Attorneys-in-fact, executors, administrators, trustees,guardians
                                   or  corporation   officers  should  indicate
                                   the  capacity  in  which  they  are signing.


                                   PLEASE  SIGN,   DATE,  AND  MAIL  THIS  PROXY
                                   PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.


                                   DATE:                                    1998
                                        ----------------------------------,

                                                                   NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                   IN THE
                                                                   UNITED STATES
                                                                  --------------
                                                                  --------------
                                                                  --------------
                                                                  --------------
                                                                  --------------
                                                                  --------------
                                                                  --------------
                               BUSINESS REPLY MAIL
              FIRST CLASS MAIL PERMIT NO. 286  SO. BURLINGTON, VT
              POSTAGE WILL BE PAID BY ADDRESSEE

                                                                  --------------
                                                                  --------------
                                                                  --------------
                                                                  --------------
           KIM L. JOHNSON
           GREEN MOUNTAIN POWER CORPORATION
           P.O. BOX 850
           BURLINGTON, VT 05402-9917

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  You  are  invited  to  join  us on May  21,  1998  for  Green  Mountain  Power
  Corporation's Annual Meeting of Shareholders. Each shareholder is welcome to bring a guest. Please complete and return this card ONLY IF YOU PLAN TO ATTEND. The return of this card is not required for attendance at the meeting, but it will assist us in making the appropriate arrangements.

      Refreshments will be served prior to the Meeting.


      ------------------------------------------------------------------
      Your Name (Please Print)

      ------------------------------------------------------------------
      Spouse (Please Print)

      ------------------------------------------------------------------
      Guest (Please Print)

      ------------------------------------------------------------------
      Guest (Please Print)

     *PLEASE RETURN BY MAY 12, 1998. THANK YOU.

---